                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  Feburary 23, 2001

                            TranSwitch Corporation
                   ----------------------------------------
            (Exact name of Registrant as specified in its charter)

                 Three Enterprise Drive, Shelton, Connecticut
                   ----------------------------------------
                   (Address of principal executive offices)

                                     06484
                   ----------------------------------------
                                  (Zip Code)

                                (203) 929-8810
                   -----------------------------------------
              Registrant's telephone number, including area code


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
         Delaware                                0-25996                         06-1236189
------------------------------           -----------------------        ----------------------------
(State or other jurisdiction             (Commission File Number)       (IRS Employer Identification
    of Incorporation)                                                               No.)
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ITEM 5.   Other Events.
          ------------

     On February 22, 2001, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.   Financial Statements and Exhibits.
          ---------------------------------

Exhibit No.      Exhibits
-----------      --------

99.1             Press Release of the Company dated February 22, 2001.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TRANSWITCH CORPORATION



February 23, 2001                   By /s/ Dr. Santanu Das
                                      ------------------------
                                      Dr. Santanu Das
                                      President and Chief Executive Officer
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                                 Exhibit Index
                                 -------------
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Exhibit No.                                Description                               Page No.
-----------------  -----------------------------------------------------------  ------------------

99.1               Press Release of the Company dated February 22, 2001.         5
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